UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 2003 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof, entered into various agreements relating to 2003 East Avenue Associates, L.P., a New York limited partnership (the "Operating Partnership") on behalf of Series 26 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 2003 (the "Operating Partnership Agreement"), pursuant to which Series 26 acquired a limited partner interest in the Operating Partnership. Series 26 and 32 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 26 investing 55% and Series 32 investing 45%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 77 unit apartment complex for families located at Rochester in Monroe County, New York, which is known as Hallman Court Apartments (the "Apartment Complex"). The Apartment Complex consists of 1 building containing 18 one-bedroom units and 59 two-bedroom units. Amenities include on-site parking, a dishwasher and washer/dryer hookups in the units. Construction of the Apartment Complex commenced in April 1999 and was completed in July 2000. 100% Occupancy was achieved in February 2001.

The Operating Partnership received permanent financing in the amount of $5,394,000 (the "Permanent Mortgage") from the New York State Housing Finance Agency. The Permanent Mortgage is expected to bear interest at unknown per annum payable over a 30 year term. The Operating Partnership received additional permanent financing in the amount of $2,425,000 from the City of Rochester, New York. The Permanent Mortgage is expected to bear interest at 1% deferred per annum payable over a 30 year term. The Operating Partnership received additional permanent financing in the amount of $400,000 from the New York State Housing Finance Agency Empire Fund. The Permanent Mortgage is expected to bear interest at 1% deferred per annum payable over a 30 year term. The Operating Partnership received additional permanent financing in the amount of $400,000 from Home Properties of New York. The Permanent Mortgage is expected to bear interest at 9.25% deferred per annum payable over a 30 year term. The Operating Partnership received additional permanent financing in the amount of $150,000 from the Home Properties of New York. The Permanent Mortgage is expected to bear interest at 9.25% deferred per annum payable over a 30 year term.

It is expected that 20% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Home Properties of New York, (the "General Partner").

Series 26 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $573,482 to the Operating Partnership in 6 installments as follows:

    $57,349 (the "First Installment") on the later to occur of (i) closing of Construction Mortgage Loan, (ii) receipt of Permanent Mortgage Commitments or (iii) Admission Date;
    $114,696 (the "Second Installment") on the later of (i) 20% Completion or (ii) Due Diligence Compliance;
    $114,696 (the "Third Installment") on 40% Completion;
    $114,696 (the "Fourth Installment") on 60% Completion;
    $114,696 (the "Fifth Installment") on the later of (i) 80% Completion or (ii) admission of the replacement HPNY General Partner pursuant to Section 4.2; and
    $57,349 (the "Final Installment) on the latest to occur of (i) the Completion Date, (ii) the Bond Certification Date, (iii) Cost Certification, (iv) Initial 100% Occupancy Date, (v) endorsement to the owner's title insurance policy referred to in Section 5.1(b) in form and substance satisfactory to the Investment Limited Partner, (vi) Permanent Mortgage Commencement, (vi) receipt of the Contractor Payment Letter, (viii) closing of the Permanent Third Mortgage, Permanent Fourth Mortgage, and Permanent Fifth Mortgage, (ix) State Designation, and (x) Rental Achievement Confirmation.

All the Installments have been paid by Series 26.

The total Capital Contribution of Series 26 to the Operating Partnership is based on the Operating Partnership receiving $603,725 in Tax Credits during the 10-year period commencing in 2000 of which 54.99% ($331,983) will be allocated to Series 26 and 45% ($271,649) will be allocated to Series 32 as the Investment Limited Partner of the Operating Partnership.

Series 26 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	85.0%	80.0%
Series 26	0.5499%	8.2495%	11.00%
Series 32	0.45%	6.75%	9.00%
Special Limited Partner	0.00%	0.001%	0.00%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 26.

Series 26 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2000 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,775. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) and 10.2(b) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $5,775. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) and 10.2(b) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $851,421. The Development Fee, $285,110 has been deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President